UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

SAVERS VALUE VILLAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41733	83-4165683
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 S.E. 6th Street, Suite 125 Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

425-462-1515

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	SVV	The New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On July 3, 2023, Savers Value Village, Inc. (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) with certain funds, investment vehicles or accounts managed or advised by the Private Equity Group of Ares Management Corporation (the “Ares Funds”).

Subject to certain conditions, the Registration Rights Agreement provides the Ares Funds with unlimited shelf registration rights, subject to certain conditions and exceptions. The Company is also required to cooperate in a customary manner in connection with dispositions of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), under the registration statements filed under the Registration Rights Agreement. The Registration Rights Agreement also provides the Ares Funds with customary “piggyback” registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses of these holders relating to such registrations and indemnify them against certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Stockholders Agreement

On July 3, 2023, the Company entered into the Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with the Ares Funds. Pursuant to the Stockholders Agreement, the Ares Funds are entitled to designate individuals to be included in the slate of nominees for election to the Company’s board of directors as follows:

•

for so long as the Ares Funds own 40% or more of the outstanding shares of Common Stock, the greater of up to seven directors and the number of directors comprising a majority of the Company’s board; and

•

except as provided below, for so long as the Ares Funds own less than 40% of the outstanding shares of Common Stock and 5% or more of the outstanding shares of Common Stock, that number of directors (rounded up to the nearest whole number) that is the same percentage of the total number of directors comprising the Company’s board as the collective percentage of Common Stock owned by the Ares Funds.

Notwithstanding the foregoing, if the Ares Funds at any time cease to own more than 5% of the outstanding shares of Common Stock, the Ares Funds will not have the right to designate any directors. The Stockholders Agreement also provides for the nomination to the Company’s board of directors, subject to his or her election by the Company’s stockholders at the annual meeting, of the Company’s chief executive officer. Each of the Ares Funds has agreed, for so long as the Ares Funds hold more than 5% of the outstanding shares of Common Stock, to vote all of the shares of Common Stock held by it in favor of the foregoing nominees.

The Stockholders Agreement also provides that, for so long as the Ares Funds own at least 30% of the outstanding shares of Common Stock, the following actions require the prior written consent of the Ares Funds, subject to certain exceptions:

•

merging or consolidating with or into any other entity, or transferring all or substantially all of the Company’s assets, taken as a whole, to another entity, or undertaking any transaction that would constitute a “Change of Control” as defined in the Company’s debt agreements;

•	acquiring or disposing of assets, in a single transaction or a series of related transactions, or entering into joint ventures, in each case with a value in excess of $50.0 million;

•	incurring indebtedness in a single transaction or a series of related transactions in an aggregate principal amount in excess of $100.0 million;

•

issuing the Company’s or the Company’s subsidiaries’ equity other than pursuant to an equity compensation plan approved by the Company’s stockholders or a majority of the directors designated by the Ares Funds;

•	appointing and removing the Company’s chief executive officer;

•

entering into any transactions, agreements, arrangements or payments with any other person who owns greater than or equal to 10% of the Common Stock then outstanding that are material or involve aggregate payments or receipts in excess of $500,000;

•	amending, modifying or waiving any provision of the Company’s organizational documents in a manner that adversely affects the Ares Funds;

•	commencing any liquidation, dissolution or voluntary bankruptcy, administration, recapitalization or reorganization;

•	increasing or decreasing the size of the Company’s board of directors; and

•	entering into of any agreement to do any of the foregoing.

The Stockholders Agreement will also grant the Ares Funds certain information rights.

The foregoing summary of the Stockholders Agreement is qualified in its entirety by reference to the Stockholders Agreement, which is filed herewith as Exhibit 10.2, and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Company’s initial public offering (the “Initial Public Offering”), the Company filed an amended and restated certificate of incorporation (the “A&R Charter”) with the Secretary of State of the State of Delaware on June 29, 2023. The Company also amended and restated its bylaws (the “A&R Bylaws”), effective as of June 28, 2023.

The foregoing summary of the A&R Charter and A&R Bylaws is qualified in its entirety by reference to the A&R Charter and A&R Bylaws, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

Underwriting Agreement

On June 28, 2023, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC, Goldman Sachs & Co. LLC and UBS Securities LLC, as representatives of the several underwriters set forth on Schedule 1 thereto (collectively the “Underwriters”) and certain stockholders of the Company named in Schedule 2 thereto (the “Selling Stockholders”), relating to the Initial Public Offering. Under the Underwriting Agreement, the Company and the Selling Stockholders agreed to sell 18,750,000 and 3,541,666 shares of Common Stock, respectively, to the Underwriters at a purchase price per share of $16.785 (the offering price to the public of $18.00 per share minus the underwriting discount and commissions). The Selling stockholders also granted the Underwriters an option (the “Option”) to purchase up to an additional 3,343,749 shares of Common Stock at the same price for a period of 30 days following June 28, 2023. The Underwriters exercised the Option in full on June 30, 2023, and the sale of the 25,635,415 shares of Common Stock to the Underwriters closed on July 3, 2023 (the “Closing”).

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Registration Rights Agreement, dated as of July 3, 2023, by and among the Company and the other parties named therein.

10.2	Amended of Restated Stockholders Agreement, dated as of July 3, 2023, by and among the Company and the other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVERS VALUE VILLAGE, INC.

By:	/s/ Richard Medway
Name: Richard Medway
Title: General Counsel, Chief Compliance Officer and Secretary

Dated: July 3, 2023